UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, Suite 1900, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder	Adam D. Kanter, Esq.
DTF Tax-Free Income 2028 Term Fund Inc.	Mayer Brown LLP
10 South Wacker Drive, Suite 1900	1999 K Street, NW
Chicago, Illinois 60606	Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS

(a)	The annual report to stockholders follows.

(b)	Not applicable.

DTF Tax-Free Income

2028 Term Fund Inc.

Annual Report

October 31, 2024

LETTER TO

SHAREHOLDERS

December 13, 2024

Dear Fellow

Shareholder:

IMPORTANT INFORMATION ABOUT YOUR FUND

FUND DIVIDEND

As of October 31, 2024, DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) was paying a $0.39 per share annualized dividend and had a closing price of $11.19 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous twelve months.

On March 6, 2023, the DTF Fund amended its distribution policy to allow the Fund’s monthly distribution to include return of capital as well as net investment income. While a portion of future monthly distributions is expected to come from return of capital, the amended policy enables the Fund to maintain a more stable distribution, which is likely to be supportive of the Fund’s market price. A periodic return of capital also aligns with the short-term nature of the term structure of the Fund. The Fund’s policy of making annual distributions of capital gains is unaffected by this change. Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and its effect on net asset value.

THE CURRENT MUNICIPAL MARKET ENVIRONMENT

We begin our discussion of the DTF Fund for the six months ended October 31, 2024, with a review of the municipal market environment in which the Fund invests.

The six-months ended October 31, 2024, fell into two distinct periods. For the first five months (May 2024 to September 2024), rates largely moved lower as the market gained certainty about the beginning of the fed rate cut cycle. This was followed by an October surprise, which caused the bond market to step back and re-examine interest rates.

The month of May began with comments from Federal Reserve Chair Powell indicating that it was unlikely the next policy rate move would be a hike. This was supported by slower payroll growth numbers in May, and largely benign data releases in June. Softer economic data in July again set a strong tone for lower rates. Given the considerable inflation numbers over the first half of the year, a market-friendly Consumer Price Index (CPI) update on July 11th offered evidence that the short-term trajectory had shifted and was moving in the right direction. Having spiked to 4.5% in March, the three-month annualized core inflation rate declined to 2.1% through June. On the heels of a less than robust employment report, the inflation data added fuel to the Treasury market rally. In tandem, the short-term rates market began pricing in a more aggressive Fed easing cycle, which was confirmed at the July 31 meeting of the Federal Open Market Committee (the “Fed”), where Chair Powell stated that a discussion of rate cuts was likely on the table at their next meeting.

The July rate movement generated strong total returns across all sectors of the investment grade bond market. August offered a brief period of volatility for markets at the outset. A weak employment report on August 2 reignited fears that the U.S. economy could be headed for a more severe slowdown. Many worried that the Fed was behind the curve, having kept rates too high for too long. This fear was quelled by more growth-friendly data mid-month, and August went on to see positive returns across the fixed income market. September saw rates decline further, and debate over the ultimate size of the first rate cut dominated market commentary right up until the Fed’s meeting on September 18, when the Fed delivered an aggressive rate cut of 50 basis points (bps).

Breaking with the preceding five-months, rates increased sharply in October, erasing most of the interest rate declines in the intermediate and long end of the curve. These moves were largely fueled by polls showing former President Trump as the 2024 presidential election favorite. Economists projected that the former president’s plan for significant tariffs and increased spending would be inflationary and could limit future Fed rate cuts. As a result, the curve dramatically steepened and fixed income markets saw large negative returns for the month of October.

The municipal yield curve twisted over the period as investors abandoned the intermediate part of the curve (7 to 12 years) in favor of the short end and the long end. Yields on the two-year AAA-rated municipal curve moved 53 bps lower during this period, while the ten-year was higher by 20 bps and 30-year was lower by 9 bps. The Bloomberg U.S. Municipal Index (a broad measure of the municipal market) returned 2.46% for the period. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest gains, reporting more than 3.6% and 3.7%, respectively.

On a relative basis, during the six-months ended October 31, 2024, the Bloomberg U.S. Municipal Index (5.38%) outperformed the Bloomberg Treasury Index (4.78%), the Bloomberg U.S. Aggregate Bond Index (5.31%) and the Bloomberg U.S. Government/Credit Index (5.14%) while underperforming the Bloomberg Corporate Index (5.87%).

Municipal issuance through October 2024 was $444 billion, up 44% over 2023 and the strongest start to a year since 2007. Monthly issuance has been up on a year-over-year basis. October issuance rose to $64 billion, the second largest single month on record. The three states with the highest volume of municipal issuance so far this calendar year were Texas ($58.9 billion), California ($58.5 billion) and New York ($51.5 billion). Demand has been steady as mutual funds gained $25.9 billion in inflows and ETFs gained $11.4 billion, according to Lipper. These flows have helped the market to absorb this increase in supply without causing a meaningful market dislocation.

Municipal credit remains strong, with rating upgrades continuing to outpace downgrades in most sectors. Through October 31, 2024, the ratio of upgrades to downgrades for S&P was 1.57x. Within the state and local government sectors, the ratio is 2.38x. For many of these issuers, financial reserves are at or near record levels. This, combined with reduced recessionary expectations, should contribute to credit stability in 2025.

The transportation sector remains a bright spot. Airport passenger traffic is poised to have another record year, and toll road traffic also remains strong. Standard & Poor’s revised its outlook on the mass transit sector to Stable from Negative, following a similar action by Moody’s earlier this year. In one of the biggest headlines of the quarter, the New York Metropolitan Transportation Authority introduced its 2025 to 2029 capital plan, which has a total cost of $68.4 billion—and a $33.4 billion funding gap. The plan anticipates approximately $13 billion of additional debt. In the seaport sector, the major headline was the labor strike by dockworkers at East and Gulf Coast Ports, which was suspended after three days until January 2025. Moody’s aptly noted that, the impact on credit would depend on the length of the strike but that generally strong liquidity in the sector would partially offset revenue losses.

Over recent years, federal COVID relief funds were a stabilizing credit factor in many municipal sectors. This is particularly true for school districts, which account for a significant portion of tax-backed debt issuance. In addition to the infusion of federal funds, school districts also benefited from “hold-harmless” per-pupil funding on the part of some states. COVID funds must be allocated this year and spent by 2026. The return to normalcy after this, in which federal aid is much less abundant, may cause future budgetary pressure for both states and school districts. For the latter, the pressure may be double, as states will be less able to hold aid levels constant for districts experiencing declining growth. We note that many states offer credit enhancement programs to school district bond issuers, such as state aid withholding, state aid guarantees, and the Texas Permanent School Fund. These programs enabled public school districts to access the market with higher ratings and lower borrowing costs.

The higher education sector remains under pressure with continued enrollment declines and expense pressures. This remains especially true for smaller private institutions that do not possess the resources of larger institutions and have more difficulty attracting students. In contrast, the healthcare sector has seen small improvements in metrics with operating margins improved versus the lows of the pandemic. Despite this improvement, pressures remain, and we continue to be selective in our choice of credits.

Credit risk premiums, which refer to the additional yield that investors expect to receive as compensation for buying lower- rated securities, were tighter during the six-months ended October 31, 2024, for investment grade rated bonds (more so for

BBB-rated bonds). Similarly, below investment grade rated credit risk premiums were tighter. Our investment strategy continues to focus on higher quality municipalities that exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that credits are not created equal and need to be analyzed with a longer-term horizon. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.

LOOKING AHEAD

In our view, municipal bonds will likely remain attractive in 2025, fueled by strong investor demand. Absolute rates remain near decade highs, and credit fundamentals remain stable. Supply is likely to be sizeable, but solid investor demand should continue to keep the market in balance. Further, municipals continue to benefit from a lack of correlation to other asset classes, while defaults continue to be rare.

THE FUND

In managing the DTF Fund, we continue to emphasize our longstanding strategy of investing mostly in higher-quality, investment grade bonds. The portfolio is well distributed along the maturity and credit risk curve, with higher levels of “AA” rated bonds relative to the Bloomberg Municipal Bond 5 Year Index.

As of October 31, 2024, the Fund held more than 90% of its total assets in municipal bonds rated “A” or higher across multiple sectors and states. The Fund is diversified across various revenue sectors and general obligation bonds. More than 66% of the Fund is invested in revenue bonds as we prefer the dedicated revenue streams and the more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 30 states.

Maturity and duration are measures of the sensitivity of a fund’s portfolio to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically plus or minus 100 bps). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2024, the modified adjusted duration of the Fund’s portfolio was 3.0 years, compared to 3.7 years for the Bloomberg Municipal 5 Year Index.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of total returns, including the DTF Fund’s. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets, or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return, as higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a fund. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while potentially limiting credit risk and volatility.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return to the Bloomberg Municipal Bond 5 Year Index and Bloomberg U.S. Municipal Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.

Total Return¹ For the period indicated through October 31, 2024
	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	10.3%	-1.2%	1.3%
Net Asset Value[3]	5.0%	-1.9%	0.8%
Bloomberg Municipal Bond 5 Year Index[4]	6.6%	1.0%	1.6%
Bloomberg U.S. Municipal Index[5]	9.7%	1.1%	2.3%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated indexes.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 14 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

[4]

The Bloomberg Municipal Bond 5 Year Index is the 5 Year component of the Bloomberg U.S. Municipal Index. It is designed to measure the four-to-six-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

[5]

The Bloomberg U.S. Municipal Index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS

At the regular September and December 2024 meetings of the DTF Fund’s Board of Directors, the Board authorized the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
3.25	October 15	October 31	3.25	January 15	January 31
3.25	November 15	November 29	3.25	February 18	February 28
3.25	December 16	December 31	3.25	March 17	March 31

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

PORTFOLIO MANAGEMENT TEAM

On March 15, 2024, Dusty L. Self was appointed by the Fund’s Board of Directors as Chief Investment Officer and Phillip Hooks, CFA, was added to the Fund’s portfolio management team.

Ms. Self has been the Fund’s lead portfolio manager since June of 2023 and has served as a Vice President and portfolio manager of the Fund since 2022. Ms. Self has more than 30 years of experience focused on investment grade municipal strategies. Mr. Hooks brings 19 years of industry experience, concentrated in portfolio management and municipal bond research. Both Ms. Self and Mr. Hooks are “dual hatted” employees of Seix Investment Advisors (“Seix”) and Duff & Phelps Investment Management Co., the Fund’s investment adviser. Seix is a division of Virtus Fixed Income Advisors, LLC. Each of these entities is an affiliate of Virtus Investment Partners, Inc.

It is a privilege and honor to serve you, and we are excited for the future.

Dusty L. Self Vice President and Chief Investment Officer	David D. Grumhaus, Jr. President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2024

Principal Amount (000)	Description (a)	Value
LONG-TERM MUNCIPAL BOND INVESTMENTS—97.2%
	Alabama—1.2%
$1,000	Jefferson Cnty. Swr. Rev., 5.00%, 10/01/28	$1,058,783

	Arizona—3.4%
650	Arizona St. Hlth. Fac. Auth. Rev., HonorHealth Hosp. Proj., 5.00%, 12/01/42 Refunded 12/01/24 @ 100 (b)	650,735
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., Banner Hlth., 4.00%, 1/01/34	1,005,941
1,125	Salt River Proj. Agric. Impt. & Pwr. Dist. Rev., 5.00%, 1/01/30	1,244,883

		2,901,559

	Arkansas—1.1%
400	Bentonville Sales & Use Tax Rev., 5.00%, 11/01/24	400,000
505	Bentonville Sales & Use Tax Rev., 5.00%, 11/01/26	524,508

		924,508

	California—1.6%
330	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	329,339
1,000	California St. Gen. Oblig., 5.00%, 8/01/28	1,081,385

		1,410,724

	Colorado—6.6%
1,000	Denver City and Cnty. Arpt. Rev., 5.50%, 11/15/30	1,108,158
2,150	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	2,254,608
1,000	Regl. Transprtn. Dist. (Colorado) COP, 5.00%, 6/01/26	1,031,179
1,200	Regl. Transprtn. Dist. (Colorado), Denver Transit Partners Eagle P3 Proj. Rev., 5.00%, 1/15/28	1,256,997

		5,650,942

Principal Amount (000)	Description (a)	Value
	Connecticut—5.3%
$500	Connecticut St. Gen. Oblig., 5.00%, 1/15/26	$511,371
1,085	Connecticut St. Gen. Oblig., 5.00%, 9/15/31	1,215,336
935	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	987,644
1,415	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale Univ., 5.00%, 7/01/40 (Mandatory put 2/01/28)	1,515,713
390	Connecticut St. Hsg. Auth. Rev., 3.00%, 5/15/33	352,884

		4,582,948

	Florida—10.1%
2,000	Alachua Cnty. Hsg. Fin. Auth. Rev., Harbor Cove Apartments, 3.30%, 12/01/29 (Mandatory put 6/01/27)	1,998,775
1,020	Florida St. Atlantic Univ. Fin. Corp. Capital Impt. Rev., 5.00%, 7/01/25	1,031,096
500	Marion Cnty. Sch. Brd. COP, 5.00%, 6/01/27, AGM	523,620
1,080	Miami Beach Hlth. Facs. Auth. Rev., Mt. Sinai Med. Ctr., 5.00%, 11/15/39	1,080,290
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	501,084
1,250	Miami-Dade Cnty. Ed. Facs. Auth. Rev., Univ. of Miami, 5.00%, 4/01/45	1,253,012
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,251,073

		8,638,950

	Georgia—0.6%
500	Georgia St. Gen. Oblig., 5.00%, 2/01/28	524,694

	Illinois—10.6%
500	Chicago Multi-Family Hsg. Rev., Paul G. Stewart (Phases I and II), 4.90%, 3/20/44, FHA	500,048
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	250,566

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Principal Amount (000)	Description (a)	Value
$ 250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	$ 258,038
665	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	700,049
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	259,972
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44 Refunded 12/23/24 @ $100 (b)	866,768
1,100	Cook Cnty. Gen. Oblig., 5.00%, 11/15/24	1,100,515
1,405	Cook Cnty. Sales Tax Rev., 5.00%, 11/15/32	1,579,831
170	Illinois St. Fin. Auth. Rev., Advocate Hlth. Care Network, 5.00%, 5/01/45 Prerefunded 5/01/25 @ $100 (b)	171,197
160	Illinois St. Gen. Oblig., 5.00%, 11/01/26	165,378
1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	1,037,979
2,020	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,201,264

		9,091,605

	Indiana—0.3%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	240,340

	Kentucky—5.6%
530	Kenton Cnty. Arpt. Brd. Rev., 5.00%, 1/01/27	541,365
3,180	Kentucky St. Tpk. Auth., Econ. Dev. Road Rev., 5.00%, 7/01/26	3,286,930
1,000	Rural Wtr. Financing Agy. Public Projs. Rev., City of Millington, Tenn., 3.70%, 5/01/27	1,003,513

		4,831,808

	Louisiana—2.6%
2,000	Louisiana St. Gen. Oblig., 5.00%, 12/01/29	2,205,555

Principal Amount (000)	Description (a)	Value
	Maine—0.8%
$725	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	$725,487

	Massachusetts—2.9%
250	Massachusetts Bay Transprtn. Auth. Rev., 5.00%, 7/01/27	265,439
1,945	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	2,198,394

		2,463,833

	Michigan—1.3%
550	Michigan St. Fin. Auth. Rev., Corewell Hlth., 5.00%, 11/01/44	553,034
540	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	543,194

		1,096,228

	Minnesota—0.2%
200	Minnesota St. Hsg. Fin. Agy., 2.70%, 7/01/44	151,881

	Nebraska—2.4%
1,925	Omaha Gen. Oblig., 5.25%, 4/01/27	2,036,843

	New Jersey—4.6%
820	New Jersey St. COVID-19 Gen. Oblig. Emergency Bonds, 5.00%, 6/01/26	846,098
295	New Jersey St. COVID-19 Gen. Oblig. Emergency Bonds, 4.00%, 6/01/31	311,408
2,500	New Jersey St. Transprtn. Trust Fund Auth. Rev., 5.00%, 6/15/33	2,794,383

		3,951,889

	New York—5.2%
500	New York City Transitional Fin. Auth. Rev., 5.00%, 11/01/27	532,130

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Principal Amount (000)	Description (a)	Value
$ 750	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/28	$ 805,628
2,035	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,046,946
500	New York St. Dorm. Auth. Rev., 5.00%, 10/01/26, AGM	520,437
500	New York St. Dorm. Auth. Rev., 5.00%, 10/01/36, AGM	557,720

		4,462,861

	North Carolina—1.8%
925	North Carolina St. Tpk. Auth. Rev., Monroe Expressway Sys., 5.00%, 01/01/25	927,299
625	Raleigh-Durham Arpt. Auth. Rev., 5.00%, 05/01/26	630,596

		1,557,895

	North Dakota—2%
1,550	Bismarck Gen. Oblig., 5.00%, 5/01/30	1,705,172

	Oklahoma—5.4%
1,345	Creek Cnty. Edl. Facs. Auth. Rev., 5.00%, 9/01/25, BAM	1,363,211
2,000	Oklahoma St. Capitol Impt. Auth., St. Facs. Rev., 5.00%, 7/01/26	2,064,940
1,200	Oklahoma St. Wtr. Resources Brd., Revolving Fund Rev., 5.00%, 4/01/26	1,234,395

		4,662,546

	Oregon—0.7%
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32 Refunded 11/12/24 @ $100 (b)	570,226

	Pennsylvania—1.9%
315	Pittsburgh Gen. Oblig., 5.00%, 9/01/26	326,678
400	York Cnty. Gen. Oblig., 5.00%, 6/01/30	442,855
375	York Cnty. Gen. Oblig., 5.00%, 6/01/31	420,173

Principal Amount (000)	Description (a)	Value
$ 400	York Cnty. Gen. Oblig., 5.00%, 6/01/32	$ 452,112

		1,641,818

	Rhode Island—2.4%
400	Providence Public Bldgs. Auth. Rev., 5.00%, 9/15/28, AGC	426,725
1,500	Rhode Island Commerce Corp. Rev., Grant Anticipation Bonds, 5.00%, 5/15/32	1,680,793

		2,107,518

	South Carolina—0.8%
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	290,254
350	South Carolina Public Svce. Auth. Rev., 5.00%, 12/01/28	376,047

		666,301

	Tennessee—2.8%
250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34 Refunded 11/26/24 @ 100 (b)	250,244
1,000	Memphis-Shelby Cnty. Arpt. Auth. Rev., 5.00%, 7/01/26	1,031,756
1,000	Met. Govt. of Nashville and Davidson Cnty. Elec. Rev., 5.00%, 5/15/28	1,076,282

		2,358,282

	Texas—10.6%
350	Arlington Hgr. Ed. Fin. Corp. Ed. Rev., Trinity Basin Preparatory Inc., 5.00%, 8/15/26, PSF	362,668
600	Bexar Cnty. Hosp. Dist. Gen. Oblig., 5.00%, 2/15/25	602,597
540	Fort Bend Cnty. Pub. Fac. Corp. Lease Rev., 5.00%, 3/01/25	542,994
340	Fort Bend Cnty. Pub. Fac. Corp. Lease Rev., 5.00%, 3/01/26	348,584
1,250	Grand Pkwy. Transprtn. Corp. Rev., 5.00%, 10/01/52 (Mandatory put 4/01/28)	1,322,826

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Principal Amount (000)	Description (a)	Value
$ 1,000	Midland Indep. Sch. Dist. Gen. Oblig., 5.00%, 2/15/50, PSF	$ 1,034,304
735	New Braunfels Utility Sys. Rev., 5.00%, 7/01/28	788,415
1,505	North Texas Twy. Auth. Rev., 7.00%, 9/01/43 Prerefunded 9/01/31 @ $100 (b)	1,826,026
1,500	Texas St. Gen. Oblig., 5.00%, 10/01/30	1,664,426
500	Texas St. Transprtn. Commission Rev., Central Texas Turnpike Sys., 5.00%, 8/15/31	554,166

		9,047,006

	Washington—1.5%
1,260	Port of Seattle Rev., 5.00%, 5/01/32	1,294,828

	Wisconsin—0.9%
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	245,371
495	Wisconsin St. Pub. Fin. Auth., Tax-Exempt Pooled Secs. Rev., 4.00%, 8/01/59 (Mandatory put 7/01/26)	494,210

		739,581

	Total Long-Term Investments (Cost $83,529,528)	$83,302,611

SHORT-TERM MUNICIPAL BOND INVESTMENTS—1.2%
	New Jersey—1.2%
1,000	Gloucester Cnty. Impt. Auth. Rev., Rowan Univ., 4.00%, 2/27/25	1,000,105

	Total Short-Term Investments (Cost $1,000,562)	$1,000,105

	TOTAL INVESTMENTS—98.4%
	(Cost $84,530,090)	$84,302,716
	Other assets less liabilities—1.6%	1,382,228

	NET ASSETS—100%	$85,684,944

(a)	The following abbreviations are used in the portfolio descriptions:

AGC—Assured Guaranty Inc.*

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and refunded issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2024:

Level 2
Municipal bonds	$84,302,716

There were no Level 1 or Level 3 priced securities held at October 31, 2024 and there were no transfers into or out of Level 3 related to securities held at October 31, 2024.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2024

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

Rating **	%
AAA	10.5
AA	50.4
A	31.4
BBB	4.5
BB	0.0
B	0.0
NR	3.2

100.0

**

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC ("S&P") or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 3.2% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Long-Term Investments

(Unaudited)

%
General Obligation	27.0
Special Tax	12.6
Transportation	12.5
Leasing	10.6
Electric & Gas	6.9
Healthcare	6.5
Water & Sewer	6.4
Education	5.0
Airport	4.7
Housing	3.6
Other	4.2

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2024

ASSETS:

Investments, at value (cost $84,530,090)	$84,302,716

Cash	3,031,936

Receivables:

Securities sold	1,088,676

Interest receivable	1,044,692

Prepaid expenses	5,437

Total assets	89,473,457

LIABILITIES:

Payable for securities purchased	3,714,889

Investment advisory fee (Note 3)	36,573

Administrative fee (Note 3)	10,241

Accrued expenses	26,810

Total liabilities	3,788,513

NET ASSETS	$85,684,944

CAPITAL:

Common stock ($0.01 par value per share; 599,996,750 shares authorized, 7,029,567 issued and outstanding)	$70,296

Additional paid-in capital	94,903,378

Total distributable earnings (accumulated losses)	(9,288,730)

Net assets	$85,684,944

NET ASSET VALUE	$12.19

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2024

INVESTMENT INCOME:

Interest	$2,949,629

EXPENSES:

Investment advisory fees (Note 3)	431,199

Administrative fees (Note 3)	120,736

Professional fees	91,385

Reports to shareholders	69,085

Transfer agent fees	52,020

Custodian fees	27,490

Directors’ fees	11,947

Other expenses	30,218

Total expenses	834,080

Net investment income	2,115,549

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized loss on investments	(522,706)

Net change in unrealized appreciation/depreciation on investments	2,637,735

Net realized and unrealized gain on investments	2,115,029

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,230,578

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2024	For the year ended October 31, 2023

OPERATIONS:

Net investment income	$2,115,549	$1,559,036

Net realized loss	(522,706)	(3,033,787)

Net change in unrealized appreciation/depreciation.	2,637,735	4,553,630

Net increase in net assets applicable to common stock resulting from operations	4,230,578	3,078,879

DISTRIBUTIONS TO STOCKHOLDERS:

Net investment income	(2,115,549)	(2,109,212)

Return of capital	(625,983)	(632,324)

Decrease in net assets from distributions to stockholders (Note 5)	(2,741,532)	(2,741,536)

Total increase in net assets	1,489,046	337,343

NET ASSETS:

Beginning of year	84,195,898	83,858,555

End of year	$85,684,944	$84,195,898

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2024	2023	2022	2021	2020

Net asset value, beginning of year	$11.98	$11.93	$15.72	$15.79	$15.75

Net investment income	0.30	0.22	0.33	0.43	0.44

Net realized and unrealized gain (loss)	0.30	0.22	(3.57)	(0.01)	0.08

Net increase (decrease) from investment operations applicable to common stock	0.60	0.44	(3.24)	0.42	0.52

Distributions on common stock:

Net investment income	(0.30)	(0.30)	(0.39)	(0.49)	(0.48)

Net realized gains	—	—	(0.16)	— (1)	— (1)

Return of capital	(0.09)	(0.09)	—	—	—

Total distributions	(0.39)	(0.39)	(0.55)	(0.49)	(0.48)

Net asset value, end of year	$12.19	$11.98	$11.93	$15.72	$15.79

Per share market value, end of year	$11.19	$10.51	$10.79	$14.26	$14.21

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	0.97%	2.72%	3.13%	2.37%	2.27%

Operating expenses, without leverage	0.97%	1.18%	1.32%	1.46%	1.17%

Net investment income	2.46%	1.79%	2.39%	2.57%	2.83%

SUPPLEMENTAL DATA:

Total return on market value(2)	10.30%	0.91%	(21.04)%	3.62%	3.62%

Total return on net asset value(2)	5.03%	3.62%	(21.10)%	2.54%	3.39%

Portfolio turnover rate	59%	27%	7%	10%	13%

Net assets applicable to common stock, end of year (000’s omitted)	$85,685	$84,196	$83,859	$110,483	$134,501

Preferred stock outstanding, end of year (000’s omitted)(3)	—	—	$65,000	$65,000	$65,000

Asset coverage on preferred stock(4)	—	—	$229,013	$269,973	$306,925

Asset coverage ratio on preferred stock(5)	—	—	229%	270%	307%

(1)	Amount per share is less than $0.01.
(2)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)	The Fund’s preferred stock was voluntarily redeemed in full during the year ended October 31, 2023.
(4)

Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2024

Note 1. Organization

DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.

Note 2. Significant Accounting Policies

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2024 were $11,947.

Note 4. Investment Transactions

Purchases and sales of investment securities for the year ended October 31, 2024 were $49,901,810, and $49,591,483, respectively.

Note 5. Distributions and Tax Information

At October 31, 2024, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$84,529,540	$586,210	$(813,034)	$(226,824)

The tax character of distributions paid to common shareholders during the years ended October 31, 2024 and 2023 was as follows:

	10/31/2024	10/31/2023
Distributions paid from:
Tax-exempt income	$2,115,549	$2,109,212
Return of capital	625,983	632,324

Total distributions	$2,741,532	$2,741,536

At October 31, 2024, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforwards	$(9,061,906)
Net unrealized depreciation	(226,824)

$(9,288,730)

DTF TAX-FREE INCOME 2028 TERM FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2024

At October 31, 2024, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.

Short Term	Long Term	Total
$100,895	$8,961,011	$9,061,906

Note 6. Reclassification of Capital Accounts

Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

The reclassifications at October 31, 2024 primarily relate to accrued market discount on securities held.

Note 7. Remarketable Variable Rate MuniFund Term Preferred Shares

During the year ended October 31, 2023, the Fund voluntarily redeemed all 650 of its Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”): 250 shares on November 16, 2022, 250 shares on June 15, 2023, and 150 shares on July 31, 2023. Each RVMTP Share was redeemed at 100% of its liquidation preference of $100,000 per share plus accrued dividends. The RVMTP Shares were a floating-rate form of preferred stock originally issued on November 2, 2020 in a private placement. Effective with the redemption of 150 RVMTP Shares on July 31, 2023, the Fund maintains no leverage.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements other than the matter disclosed below.

At its regular meeting held on December 11, 2024, the Fund’s Board of Directors approved an administration services contract with Virtus Fund Services, LLC (“VFS”), an indirect, wholly owned subsidiary of Virtus, for the one-year period beginning March 1, 2025. On that date, VFS will assume the responsibilities currently performed by Baird.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

DTF Tax-Free Income 2028 Term Fund Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 13, 2024

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or meet state specific requirements. In early 2025, the Fund will make available the tax status of all distributions paid for the calendar year 2024. Shareholders should consult their tax advisors. With respect to distributions paid to common shareholders during the fiscal year ended October 31, 2024, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):

Exempt-interest dividends (%)	Ordinary income (including short-term capital gains) ($)	Long-term capital gains ($)
77.17%	$0	$0

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2023: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio. Phillip H. Hooks, CFA, was added as a portfolio manager on March 15, 2024.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital.

Principal Strategies: The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment grade tax-exempt obligations.

Under normal market conditions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The Fund will also not invest more than 20% of its assets in obligations that pay interest that is subject to the alternative minimum tax.

All of the Fund’s investments at the time of purchase will be rated at least investment grade or, with respect to no more than 20% of total assets, unrated but of comparable credit quality of obligations rated investment grade.

The Fund does not currently utilize derivatives or invest in derivatives.

Principal Risks:

Credit & Interest Rate Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.

Industry/Sector Concentration Risk: The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.

Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.

Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

Tax-Exempt Securities Risk: Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.

Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.

State and AMT Tax Risk: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Unrated Fixed Income Securities Risk: If the Adviser is unable to accurately assess the quality of an unrated fixed income security, the Fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.

No Guarantee: There is no guarantee that the portfolio will meet its objective.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors and officers of the Fund as of the date of issuance of this report.

DIRECTORS OF THE FUND (Unaudited)

Directors are divided into three classes and are elected to serve staggered three-year terms. All of the current directors of the Fund, with the exception of Mr. Aylward, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Aylward is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser and various positions with its affiliates. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, Suite 1900, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”).

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Donald C. Burke Age: 64	Director	Term expires 2027; Director since 2014	Private investor since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	93	Director, Avista Corp. (energy company); Director, Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) 2014-2021; Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Mareilé B. Cusack Age: 66	Director	Term expires 2026; Director since March 2023	General Counsel, Ariel Investments, LLC (registered investment adviser) 2008-2023 (Chief Privacy Officer 2019-2023, Senior Vice President 2012-2023, Anti-Money Laundering Officer 2010-2023 and Vice President 2007-2012); Vice President, Ariel Investment Trust (mutual fund complex) 2008-2023 (Anti-Money Laundering Officer 2010-2023, Secretary 2014-2023 and Assistant Secretary 2008-2014); Vice President, General Counsel, Secretary and Anti-Money Laundering Officer, Ariel Distributors, LLC (registered broker-dealer) 2008-2023; Vice President and General Counsel, Ariel Alternatives, LLC (registered investment adviser), Project Black Management Co. (relying adviser) and Ariel GP Holdco, management member to Project Black, LP (private fund) 2021-2023; Vice President and Associate General Counsel, Chicago Stock Exchange March-October 2007 (Chief Enforcement Counsel 2004-2007); Chief Legal Officer, Illinois Gaming Board 1995-2001; Branch Chief, Branch of Interpretations and Small Offering Issuers, Chicago Regional Office, U.S. Securities and Exchange Commission 1991-1995 (Staff Attorney, Enforcement Division 1988-1991)	3

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Philip R. McLoughlin Age: 78	Director	Term expires 2025; Director since 1996	Private investor since 2010	93	Director, DUC 1996-2021; Chairman of the Board, Lazard World Trust Fund (closed-end fund) 2010-2019 (Director 1991-2019)

Geraldine M. McNamara Age: 73	Director	Term expires 2026; Director since 2003	Private investor since 2006; Managing Director, U.S Trust Company of New York 1982-2006	93	Director, DUC 1996-2021

Eileen A. Moran Age: 70	Director and Vice Chair of the Board	Term expires 2027; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3	Director, DUC 1996-2021

David J. Vitale Age: 78	Director and Chair of the Board	Term expires 2025; Director since 2005	Chair of the Board of the Fund and DNP since 2009 and DPG since 2011; Advisor, Ariel Investments, LLC 2019-2021; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)	3	Director, Ariel Alternatives, LLC; Director, United Airlines Holdings, Inc. (airline holding company) 2006-2022; Director, Ariel Investments, LLC 2001-2021; Director, Wheels, Inc. (automobile fleet management) 2001-2021; Director, DUC 2005-2021; Chairman, Urban Partnership Bank 2010-2019

Interested Director

George R. Aylward Age: 60	Director	Term expires 2025; Director since September 2024	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates since 2005	103

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected annually by the Board of Directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser, Virtus or the Administrator and receive compensation in such capacities. Information pertaining to the officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, Suite 1900, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Positions(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

David D. Grumhaus, Jr. Age: 58	President and Chief Executive Officer since 2021	President and Chief Investment Officer of the Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 52	Vice President and Assistant Treasurer since December 2024	Executive Vice President, Fund Services since 2016 (Senior Vice President, Fund Services 2010-2016) and various officer positions since 2004, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director since 2023, Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director since 2019, Virtus Global Funds ICAV; Director since 2013, Virtus Global Funds, plc; various officer positions since 2006 of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member since 2022, BNY Mellon Asset Servicing Client Advisory Board

Kathleen L. Hegyi Age: 57	Chief Compliance Officer since 2022	Managing Director, Chief Compliance Officer of the Adviser since 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022

Alan M. Meder, CFA, CPA Age: 65	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Treasurer, DUC 2000-2021 and Principal Financial and Accounting Officer and Assistant Secretary 2002-2021

Daniel J. Petrisko, CFA Age: 64	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017-2021)

Executive Managing Director of the Adviser since 2017 (Senior

Managing Director 2014-2017, Senior Vice President 1997-2014; Vice President 1995-1997); Chief Investment Officer, DUC 2004-2021, Senior Vice President 2017-2021 and Assistant Secretary 2015-2021 (Vice President 2000-2016; Portfolio Manager 2002-2004)

Kathryn L. Santoro Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 50	Secretary since June 2024	Vice President and Senior Attorney, Virtus Investment Partners, Inc. since 2024; various officer positions of registered funds advised by subsidiaries of Virtus Investment Partners, Inc. since 2024; Vice President, General Counsel, and Secretary, Anuvu Corp. 2021-2023; Managing Counsel, Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors 2016-2020

Dusty L. Self Virtus Investment Partners, Inc. 301 East Pine Street, Suite 500 Orlando, FL 32801 Age: 57	Vice President since 2022	Senior Portfolio Manager of the Adviser since 2022; Managing Director and Senior Portfolio Manager of Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (and predecessor firms) since 2011; Portfolio Manager, Virtus Seix Short Term Municipal Bond Fund since 2011, Virtus Seix Investment Grade Tax Exempt Bond Fund since 2018 and Virtus Seix High Grade Municipal Bond Fund since 2018; managed municipal bond investments since 1992

Timothy P. Riordan Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 60	Vice President since 2023	Senior Vice President, Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC 2018-2019 (Vice President 1998-2018)

Nikita K. Thaker, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 46	Vice President and Assistant Treasurer since December 2024	Vice President and Closed-End Fund Controller, Virtus Investment Partners, Inc. since 2021 (Assistant Vice President—Mutual Fund Accounting & Reporting, 2015 to 2021; Director 2011-2015); various officer positions, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2015; Vice President, Controller and Assistant Treasurer, Virtus Closed-End Funds and Virtus Closed-End Funds II since 2021 (Assistant Treasurer 2017-2021)

Dianna P. Wengler Robert W. Baird & Co. Incorporated 500 West Jefferson Street Louisville, KY 40202 Age: 64	Vice President and Assistant Secretary since 2014	Senior Vice President and Director – Fund Administration, Robert W. Baird & Co. Incorporated since 2019; Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC 2016-2019 (Vice President 1990-2015); Vice President and Assistant Secretary, DUC 2014-2021

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC) (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 500, Newark, New Jersey, 07101 or call toll free (866) 668-8552.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the back of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions.

Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

Board of Directors

David J. Vitale Chair

Eileen A. Moran Vice Chair

George R. Aylward

Donald C. Burke

Mareilé B. Cusack

Philip R. McLoughlin

Geraldine M. McNamara

Officers

David D. Grumhaus, Jr. President and Chief Executive Officer

Daniel J. Petrisko, CFA Executive Vice President and Assistant Secretary

Dusty L. Self Vice President and Chief Investment Officer

Alan M. Meder, CFA, CPA Treasurer and Assistant Secretary

Kathleen L. Hegyi Chief Compliance Officer

Kathryn L. Santoro Secretary

Dianna P. Wengler Vice President and Assistant Secretary

W. Patrick Bradley, CPA Vice President and Assistant Treasurer

Nikita K. Thaker, CPA Vice President and Assistant Treasurer

Timothy P. Riordan Vice President

DTF Tax-Free Income 2028 Term Fund Inc.

Common stock traded on the New York

Stock Exchange under the symbol DTF

Investment Adviser

Duff & Phelps Investment Management Co.

10 South Wacker Drive, Suite 1900

Chicago, IL 60606

(312) 368-5510

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

(833) 604-3163

Transfer Agent and Dividend Disbursing Agent

Equiniti Trust Company, LLC

48 Wall Street, 23rd Floor

New York, NY 10005

(866) 668-8552

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s website at http://www.dpimc.com/dtf. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its website within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2024	Fiscal year ended October 31, 2023
(a) Audit Fees (1)	$57,780	$57,780
(b) Audit-Related Fees (2)(6)	0	0
(c) Tax Fees (3)(6)	8,935	11,735
(d) All Other Fees (4)	0	0
Aggregate Non-Audit Fees (5)(6)	8,935	11,735

(1)

Audit Fees are fees billed for the professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee of the Board of Directors of DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) has adopted policies and procedures for the pre-approval of services provided by Ernst & Young LLP (the “Policy”).

Under the Policy, the Audit Committee identifies certain audit, audit-related, and tax services, which the Audit Committee may pre-approve on a general basis (i.e., without case-by-case consideration) (“general pre-approval”). Additionally, the Audit Committee may grant general pre-approval to certain non-audit services identified in the Policy provided to the Fund or its affiliates that relate directly to the operations and financial reporting of the Fund, so long as the Audit Committee believes such services are (a) consistent with the SEC’s auditor independence rules, and (b) routine and recurring services that will not impair the independence of the independent auditors. In addition to the foregoing, the Audit Committee must pre-approve, on a case-by-case basis (“specific pre-approval”) (1) annual audit services engagement terms and fees, (2) any audit-related services not subject to general pre-approval in the Policy, (3) tax services related to large and complex transactions, and (4) any other non-audit services not subject to general pre-approval in the Policy.

The Audit Committee has determined that the Chair of the Audit Committee may provide specific pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. The Chair of the Audit Committee will report each service pre-approved by the Chair between meetings of the Audit Committee to the Audit Committee at the next regularly scheduled in-person Audit Committee meeting.

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.

(f)  The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(h)  The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are Donald C. Burke, Mareilé B. Cusack, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

(a)  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)  Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a)  Not applicable.

(b)  Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 9, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party, to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes doing so is in the best interest of the Fund.

IV.	Special Factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item 13, the term “Fund” refers to the registrant, DTF Tax-Free Income 2028 Term Fund Inc.

The Fund’s Portfolio Managers

The portfolio managers employed by Seix Investment Advisors LLC, a division of Virtus Fixed Income Advisers, LLC (“Seix”), an affiliate of Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), are responsible for the day-to-day management of the Fund’s portfolio. The portfolio managers are dual hatted employees of the Adviser and Seix, each of which is a subsidiary and affiliated manager of Virtus Investment Partners, Inc. (“Virtus”). The portfolio managers, as of December 20, 2024, are as follows:

Phillip H. Hooks, CFA has been portfolio manager of the Fund since March 15, 2024. He is a portfolio manager and research analyst for Seix. Mr. Hooks joined Seix upon integration in 2014, having joined a predecessor firm in 2009. He began his career in the investment industry in 2005, as a municipal analyst for Evergreen Investment Management Company. Mr. Hooks holds the Chartered Financial Analyst (CFA) designation.

Dusty L. Self has been Chief Investment Officer of the Fund since March 15, 2024. She has been Vice President of the Fund since 2022 and the Fund’s lead portfolio manager since 2023. She is Managing Director and Senior Portfolio Manager – Tax-Exempt Assets for Seix. Before attaining her current position as Portfolio Manager with Seix. Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, she worked for Barnett Bank in the Commercial Loans division. Ms. Self joined Seix upon integration in 2014, having joined a predecessor firm in 1992. Ms. Self has over 30 years of experience focused on investment grade fixed income strategies.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2024 regarding the other accounts besides the Fund that are managed by the portfolio manager of the Fund. As noted in the table, portfolio manager of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus, the Adviser’s ultimate parent company. As of October 31, 2024, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Phillip H. Hooks	4	$532.9	—	—	11	$539.1
Dusty L. Self	4	$532.9	—	—	11	$539.1

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2024, of the Fund’s portfolio managers.

Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, deferred cash, retention bonuses, and/or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.

A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.

Each portfolio manager’s bonus incorporates an evaluation of the Fund’s investment performance as well as other factors, including subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a Fund’s pre-tax total return to the returns of the Fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple Funds or other managed accounts, each product is weighted based on its size and relative strategic importance to the Adviser and/or Sub-adviser. Other factors that may be considered in the calculation or payout of incentive bonuses include adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.

Retention bonuses and/or incentive guarantees for a fixed period may also be used when the Adviser and/or Sub-adviser deem it necessary to recruit or retain the employee.

All full-time employees of Seix, including the Funds’ portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors.

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of restricted stock units in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2024, by the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Phillip H. Hooks	None
Dusty L. Self	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 24, 2024) or this Item.

ITEM 16.	CONTROLS AND PROCEDURES

(a)  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)  Not applicable.

(b)  Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19.	EXHIBITS

(a)(1)	The registrant’s Code of Ethics is attached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.
(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.
(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME 2028 TERM FUND INC.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.
David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.
David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 20, 2024

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 20, 2024